REVOLUTIONARY ANALYTICS. BREAKTHROUGH RESULTS.™ eLoyalty Q3 2008 Earnings Webinar November 5, 2008 Exhibit 99.2

REVOLUTIONARY ANALYTICS. BREAKTHROUGH RESULTS.™
eLoyalty Confidential and Restricted © 2007 eLoyalty Corporation
Safe Harbor Language
During today’s call we will be making both historical and forward-
looking statements in order to help you better understand our business.  These forward-looking statements include references to our plans, intentions, expectations, beliefs, strategies and objectives.  Any forward-looking statements speak only as of today’s date.  In addition, these forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those stated or implied by the forward-looking statements.  The risks and uncertainties associated with our business are highlighted in our filings with the SEC, including our
Annual Report filed on Form 10-K for the year ended December 29,
2007, our quarterly reports on Form 10-Q, as well as our press release issued earlier today.
eLoyalty undertakes no obligation to publicly update or revise any forward-looking statements in this call.  Also, be advised that this call is being recorded and is copyrighted by eLoyalty Corporation.

REVOLUTIONARY ANALYTICS. BREAKTHROUGH RESULTS.™
eLoyalty Confidential and Restricted © 2007 eLoyalty Corporation
Agenda
Overview and Q3 Summary
Business Unit Analysis
Fourth Quarter Guidance
Summary and Q&A

REVOLUTIONARY ANALYTICS. BREAKTHROUGH RESULTS.™
eLoyalty Confidential and Restricted © 2007 eLoyalty Corporation
Overview
While Q3 was a slightly more difficult quarter than expected, we have turned more optimistic about near term outlook
We currently see numerous positive factors driving our business
–
Significant progress of our Behavioral Analytics™ Service Line
–
Near term momentum for our ICS Service Line
–
Continued growth of Managed Services revenues
–
Recently closed significant new traditional consulting project
–
Reduced operating expenses
–
Strengthened balance sheet
Based on these factors, we have a significantly improved
outlook for Q4

REVOLUTIONARY ANALYTICS. BREAKTHROUGH RESULTS.™
eLoyalty Confidential and Restricted © 2007 eLoyalty Corporation
Third Quarter 2008 Summary
Q3 was slightly more difficult than expected
–
Continued weakness in traditional consulting
–
Delays in starts of ICS projects
–
Impact of the deferral of a significant amount of ICS revenues
Q3 was also significantly impacted by a deferred revenue
recognition event
–
$3.6 million of deferred Product Resale
–
$0.2 million of deferred Services revenues
–
$0.9 million of margin

REVOLUTIONARY ANALYTICS. BREAKTHROUGH RESULTS.™
eLoyalty Confidential and Restricted © 2007 eLoyalty Corporation
Third Quarter 2008 Metrics
$18.2 million of Services Revenue
–
0% sequential change
–
19% year over year decrease
$20.1 million of Total Revenue
–
9% sequential decrease
–
24% year over year decrease
$1.1 million Adjusted Earnings Loss (EBITDA)
$33.5 million in Cash/$9.2 million in Accounts Receivable/41 DSO
$69.9 million in Managed Services Backlog
419 employees (down from 421 at the end of Q2)
2
1

REVOLUTIONARY ANALYTICS. BREAKTHROUGH RESULTS.™
eLoyalty Confidential and Restricted © 2007 eLoyalty Corporation
Agenda
Overview and Q3 Summary
Business Unit Analysis
Fourth Quarter Guidance
Summary and Q&A

REVOLUTIONARY ANALYTICS. BREAKTHROUGH RESULTS.™
eLoyalty Confidential and Restricted © 2007 eLoyalty Corporation
Behavioral Analytics™ Business Unit
Focus
–
Building customer base
–
Growing sales force
–
Building sales pipeline
–
Expanding Behavioral Analytics™ service functionality
Q3 Accomplishments
–
Grew Subscription revenues by 64% sequentially
–
Closed 2 new Deployments (a new division of a Top 5 HMO and a new Top
5 HMO)
–
Signed 1 new Assessment (large Life Insurance Company)
Solid Behavioral Analytics™ Managed Services Outlook
–
5% to 10% sequential increase expected in Q4 2008
–
20% to 40% year over year increase expected in 2009

REVOLUTIONARY ANALYTICS. BREAKTHROUGH RESULTS.™
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ICS Business Unit
Focus
–
Growing customer base through targeted campaigns and a
focused sales force
–
Building and leveraging strong relationships with Cisco Systems
–
Expanding services offerings
Q3 Accomplishments
–
Closed two very large new contracts totaling ~$14 million
–
Signed numerous significant Managed Services renewals
Strong ICS Outlook
–
25% to 30% sequential increase in ICS Consulting revenues
expected in Q4 2008
–
5% to 7% sequential increase in Managed Services revenues
expected in Q4 2008

REVOLUTIONARY ANALYTICS. BREAKTHROUGH RESULTS.™
eLoyalty Confidential and Restricted © 2007 eLoyalty Corporation
Agenda
Overview and Q3 Summary
Business Unit Analysis
Fourth Quarter Guidance
Summary and Q&A

REVOLUTIONARY ANALYTICS. BREAKTHROUGH RESULTS.™
eLoyalty Confidential and Restricted © 2007 eLoyalty Corporation
Fourth Quarter 2008 Guidance
Improved Outlook for the Fourth Quarter
–
Increased ICS Consulting revenues
–
Increased ICS Managed Services revenues
–
Increased Behavioral Analytics™ revenues
Based on these factors we currently expect our Q4 Services
revenues will be approximately $19.5 million
Based on our current revenue visibility, and on the impact of recent expense reductions, we currently expect to achieve
positive EBITDA  (Adjusted Earnings)
1

REVOLUTIONARY ANALYTICS. BREAKTHROUGH RESULTS.™
eLoyalty Confidential and Restricted © 2007 eLoyalty Corporation
Agenda
Overview and Q3 Summary
Business Unit Analysis
Fourth Quarter Guidance
Summary and Q&A

REVOLUTIONARY ANALYTICS. BREAKTHROUGH RESULTS.™
eLoyalty Confidential and Restricted © 2007 eLoyalty Corporation
Summary
Promising Strategic Outlook
–
The ICS and Behavioral Analytics™ Service Lines should drive long term revenue growth, improved revenue quality and earnings expansion
–
Both of these Service Lines are showing strength during this difficult economic environment
–
We continue to lower our expense structure
–
We have a strong balance sheet
Optimistic Near Term Outlook
–
We expect solid/strong growth in our ICS and Behavioral Analytics™
Service Lines in Q4 2008
–
We anticipate achieving EBITDA profitability in Q4 2008

REVOLUTIONARY ANALYTICS. BREAKTHROUGH RESULTS.™
eLoyalty Confidential and Restricted © 2007 eLoyalty Corporation
Thank You
Kelly Conway
–
(847) 582-7200
–
Kelly_Conway@eLoyalty.com
Chris Min
–
(847) 582-7222
–
Chris_Min@eLoyalty.com

REVOLUTIONARY ANALYTICS. BREAKTHROUGH RESULTS.™
eLoyalty Confidential and Restricted © 2007 eLoyalty Corporation
Notes
1 eLoyalty presents Adjusted Earnings, a non-GAAP measure that represents cash earnings performance, excluding the impact of non-cash expenses and expense reduction activities, because management believes that Adjusted Earnings provide investors with a better understanding of the results of eLoyalty’s operations.  Management believes that
Adjusted Earnings reflect eLoyalty’s resources available to invest in its business and strengthen its balance sheet.  In addition, expense reduction activities can vary significantly between periods on the basis of factors that management does not believe reflect current period operating performance.  Although similar adjustments for expense reduction activities may be recorded in future periods, the size and frequency of these adjustments cannot be predicted.  The
Adjusted Earnings measure should be considered in addition to, not as a substitute for or superior to, operating income, cash flows or other measures of financial performance prepared in accordance with GAAP.
2 The terms of each Managed services contract range from one to five years. eLoyalty uses the term “backlog” with respect to its Managed services engagements to refer to the expected revenue to be received under the applicable contract, based on its currently contracted terms and, when applicable, currently anticipated levels of usage and performance.  Actual usage and performance might be greater or less than anticipated.  In general, eLoyalty’s
Managed services contracts may be terminated by the customer without cause, but early termination by a customer usually requires a substantial early termination payment.